(ACCOUNTANTS LETTER HEAD)

                                November 25, 2002


Securities & Exchange Commission
Washington, D.C. 20549

Re:       800America.com,Inc

Dear Sir,

     We have reviewed Form 8K to be filed November 22, 2002, which was prepared by the Receiver for 800America.com, Inc. and agree with the statements contained in item 4.


                                              Piltz, Williams, LaRosa & Co.
                                              /S/ William S. Thompson
                                              ---------------------------------
                                              William S. Thompson, CPA